[Fortress International Group, Inc. Letterhead]

AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

August 26, 2008
Timothy C. Dec
c/o Fortress International Group, Inc.
7226 Lee DeForest Drive, Suite 203
Columbia, MD 21046

Dear Mr. Dec:

Reference is hereby made to the Executive Employment Agreement, dated August 6 2007 (the “Agreement”), entered into between you (the “Executive”) and Fortress International Group, Inc.(the “Company”). Capitalized terms not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

The parties hereby agree for a reduction of $5,000 of the Base Salary payable to Mr. Dec under the Agreement.

The Amendment is effective as of August 26, 2008. Except as otherwise set forth herein, the Agreement shall remain in full force and effect.

Please confirm your agreement with this Amendment by signing in the space provided below.

Yours Sincerely,

Fortress International Group, Inc.

By: /s/ Thomas P. Rosato
Name: Thomas P. Rosato
Title: Chief Executive Officer

Accepted and Agreed

By: /s/ Timothy C. Dec
Name: Timothy C. Dec